SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 20, 2000

                            1ST INTERNET GROUP, INC.
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                  (Exact name of registrant as specified in its charter)

         Florida                       000-27457                 65-0890599
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

      5883 Lake Worth Road, Lake Worth, Florida                 33463
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  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (561) 642-2811

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 4. Changes in Registrant's Certifying Accountant.

      Sweeney, Gates & Co. ("Sweeney Gates") was terminated as independent accountant for the registrant, 1st Internet Group, Inc. ("1st Internet"), on January 20, 2000. Sweeney Gates' reports on the financial statements of 1st Internet for 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the period that Sweeney Gates was engaged by 1st Internet there were no disagreements between 1st Internet and Sweeney Gates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Sweeney Gates' satisfaction, would have caused Sweeney Gates to make reference to the subject matter of the disagreements in connection with any such report. Richard
A. Eisner & Company, LLP was engaged on January 31, 2000 as the principal accountant to audit the 1st Internet statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      1. Letter re change in certifying accountant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     February 22, 2000              1st INTERNET GROUP, INC.

                                          By:  /s/ P. Jason Ling
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

       Exhibit No.                  Exhibit                    Page No.
       -----------                  -------                   Sequential
                                                           Numbering System
                                                           ----------------

           1                Letter of Sweeney Gates &              5
                            Co., dated February 22,
                            2000


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